SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(All amounts in Indian rupees unless otherwise stated)

	Note	As at March 31, 2017	As at June 30, 2017	US $ (Refer Note 2 (c)) June 30, 2017
Assets				
Cash and cash equivalents	17	925,727,605	213,358,276	3,301,737
Term deposits	18	3,221,880,714	3,456,629,346	53,491,633
Trading assets	19	2,132,745,724	2,155,515,466	33,356,785
Inventories	20	27,786,582	25,963,668	401,790
Trade and other receivables	21	4,174,165,126	4,081,918,003	63,168,029
Loans and advances to customers	22	3,130,758,815	4,213,764,884	65,208,370
Investment securities	23	874,690,507	553,313,532	8,562,574
Equity accounted investee		1,824,756	1,194,429	18,484
Income tax assets		122,629,439	105,923,699	1,639,179
Property and equipment		413,888,377	407,291,404	6,302,869
Intangible assets and goodwill	24	80,385,549	40,236,756	622,667
Deferred tax assets		256,451,720	272,764,029	4,221,047
Other assets	25	373,440,549	356,045,025	5,509,827
Total assets		**15,736,375,463**	**15,883,918,517**	**245,804,991**
Liabilities				
Trading liabilities	19	434,874,433	121,108,785	1,874,169
Loans and borrowings	26	3,329,751,538	3,394,662,941	52,532,698
Trade and other payables	27	5,773,180,448	6,035,898,594	93,406,044
Current tax liabilites		18,515,810	29,238,918	452,475
Employee benefits	28	151,133,608	142,298,483	2,202,081
Other liabilities	29	109,190,065	146,724,169	2,270,569
Total liabilities		**9,816,645,902**	**9,869,931,890**	**152,738,036**
Equity				
Share capital		226,268,900	226,268,900	3,501,530
Share premium		3,548,993,510	3,548,993,510	54,920,977
Foreign currency translation reserve		(27,459,191)	(27,954,884)	(432,604)
Retained earnings		2,140,855,230	2,259,757,279	34,969,936
Total equity attributable to owners of the Company		**5,888,658,449**	**6,007,064,805**	**92,959,839**
Non-controlling interest		31,071,112	6,921,822	107,116
Total liabilities and equity		**15,736,375,463**	**15,883,918,517**	**245,804,991**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

(All amounts in Indian rupees unless otherwise stated)

	Note	For the three months ended		US $ (Refer Note 2(c))
		June 30, 2016 (Restated)	June 30, 2017	June 30, 2017
Fee and commission income	5	553,429,272	797,732,490	12,344,977
Net trading income	6	381,079,457	326,846,986	5,057,985
Net income from other financial instruments at fair value through profit or loss	7	15,917,303	8,187,456	126,702
Interest income	8	140,276,527	218,075,576	3,374,738
Interest expense	8	(62,223,595)	(98,004,681)	(1,516,631)
Net interest income		**78,052,932**	**120,070,895**	**1,858,107**
Other operating income	9	36,738,156	99,918,473	1,546,247
Total revenue		**1,065,217,120**	**1,352,756,300**	**20,934,018**
Other income	10	11,041,702	8,928,578	138,171
Service cost	11	434,735,034	565,342,040	8,748,717
Personnel expenses	12	306,264,937	321,611,762	4,976,969
Other expenses	13	190,514,010	211,452,676	3,272,248
Allowance for impairment charge on receivable from clients	21	71,777,597	13,579,208	210,139
(Reversal)/ allowance for impairment charge on loans and advances to customers	22	(2,817,062)	13,635,190	211,006
Reversal of impairment charge on advance to vendors	25	-	(576,055)	(8,915)
Depreciation, amortization and impairment losses	14	13,031,783	62,687,290	970,091
		62,752,523	**173,952,767**	**2,691,933**
Share in loss of equity accounted investee, net of tax		-	3,130,327	48,442
Profit before tax		**62,752,523**	**170,822,440**	**2,643,491**
Income tax expense	15	13,035,402	75,930,783	1,175,035
Profit for the period		**49,717,121**	**94,891,657**	**1,468,456**
Other comprehensive income, net of income tax				
Items that are or may be reclassified subsequently to profit or loss				
Foreign currency translation differences for foreign operations		845,429	(634,591)	(9,820)
Other comprehensive income for the period, net of income tax		**845,429**	**(634,591)**	**(9,820)**
Total comprehensive income for the period		**50,562,550**	**94,257,066**	**1,458,636**
Profit attributable to:				
Owners of the Company		49,543,226	118,902,049	1,840,019
Non-controlling interest		173,895	(24,010,392)	(371,563)
Profit for the period		**49,717,121**	**94,891,657**	**1,468,456**
Total comprehensive income attributable to:				
Owners of the Company		50,388,655	118,407,395	1,832,364
Non-controlling interest		173,895	(24,150,329)	(373,727)
Total comprehensive income for the period		**50,562,550**	**94,257,066**	**1,458,636**
Earning per share	16			
Basic		0.44	1.05	0.02
Diluted		0.44	1.05	0.02

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the three months ended June 30, 2016	For the three months ended June 30, 2017	US $ (Refer Note 2(c)) June 30, 2017
Cash flows from operating activities				
Profit for the period		49,717,121	94,891,657	1,468,456
Adjustments for :				
- Depreciation	14	12,518,848	15,473,927	239,460
- Amortization and impairment losses	14	512,935	47,213,363	730,631
- Net income from other financial instruments at fair value through profit or loss	7	(15,650,409)	(7,864,219)	(121,699)
- Interest on Income tax refund	10	(5,423,038)	(1,161,836)	(17,980)
- Dividend earned	6,7	(1,831,369)	(563,936)	(8,727)
- Share in loss of equity accounted investee, net of tax		-	3,130,327	48,442
- (Profit)/ Loss on sale of property and equipment	10,13	(73,210)	2,154,058	33,334
- Allowance for impairment charge on receivable from client	21	71,777,597	13,579,208	210,139
- (Reversal)/ allowance for impairment charge on loans and advances to customers	22	(2,817,062)	13,635,190	211,006
- Reversal of impairment charge on advances to vendor	25	-	(576,055)	(8,915)
- Effect of movement in foreign exchange		689,747	(182,951)	(2,831)
- Net interest income	8	(78,052,932)	(120,070,895)	(1,858,107)
- Income tax expense	15	13,035,402	75,930,783	1,175,035
		44,403,630	**135,588,621**	**2,098,244**
Changes in :				
Term deposits		(130,749,384)	(234,996,354)	(3,636,589)
Trading assets		189,403,030	(22,782,121)	(352,555)
Inventories		(50,240,592)	1,822,914	28,210
Trade and other receivables		(292,460,096)	77,982,336	1,206,783
Loans and advances to customers		1,163,827,268	(1,096,641,259)	(16,970,616)
Other assets		63,322,638	33,817,606	523,330
Trading liabilities		(118,088,110)	(313,767,905)	(4,855,585)
Trade and other payables		(319,286,126)	263,352,698	4,075,405
Employee benefits		8,065,435	(8,811,748)	(136,363)
Other liabilities		46,450,561	39,112,833	605,274
		604,648,254	**(1,125,322,379)**	**(17,414,462)**
Dividend received on trading assets		1,519,425	274,629	4,250
Interest received		157,594,664	202,212,529	3,129,256
Interest paid		(63,947,155)	(99,581,789)	(1,541,037)
Income tax paid		(39,021,383)	(64,796,937)	(1,002,738)
Net cash flows from/ (used in) operating activities		**660,793,805**	**(1,087,213,947)**	**(16,824,731)**
Cash flows from investing activities				
Acquisition of property and equipment		(15,400,037)	(12,305,594)	(190,430)
Proceeds from the sale of property and equipment		357,957	1,255,900	19,435
Acquisition of intangible assets		-	(7,346,162)	(113,682)
Acquisition of investment securities		(212,991,614)	(169,259,636)	(2,619,307)
Proceeds from sale of investment securities		313,671,053	496,000,829	7,675,655
Interest on income tax refund	10	5,423,038	1,161,836	17,980
Dividend received on investment securities		208,319	294,980	4,565
Net cash from investing activities		**91,268,716**	**309,802,153**	**4,794,216**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(All amounts in Indian rupees unless otherwise stated)

	Note	For the three months ended		US $ (Refer Note 2(c))
		June 30, 2016	June 30, 2017	June 30, 2017
Cash flows from financing activities				
Proceeds from secured loan		2,996,900	-	-
Repayment of secured loan		(1,391,083)	(5,988,237)	(92,668)
(Repayment) / proceeds of secured overdraft (net)		(709,857,836)	110,793,891	1,714,546
Proceeds from unsecured loan		119,554,201	50,470,833	781,040
Repayment of unsecured loan		(1,891,739)	(89,610,467)	(1,386,729)
Net cash flows (used in)/ from financing activities		**(590,589,557)**	**65,666,020**	**1,016,189**
Net increase/ (decrease) in cash and cash equivalents		**161,472,964**	**(711,745,774)**	**(11,014,326)**
Cash and cash equivalent at the beginning of the period		238,832,270	925,727,606	14,325,713
Effect of exchange rate fluctuations on cash and cash equivalents held		2,559,521	(623,556)	(9,650)
Cash and cash equivalent at the end of the period	17	**402,864,755**	**213,358,276**	**3,301,737**

SMC GLOBAL SECURITIES LIMITED

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

(All amounts in Indian rupees unless otherwise stated)

Attributable to owners of the Company

	Share capital	Share premium	Foreign currency Translation reserve	Retained earnings	Total	Non controlling Interest	Total equity
Balance at April 1, 2016	**226,268,900**	**3,548,993,510**	**(15,524,315)**	**1,781,217,213**	**5,540,955,308**	**9,015,084**	**5,549,970,392**
Total comprehensive income for the period :							
Profit for the period (as previously reported)	-	-	-	79,917,841	**79,917,841**	173,895	**80,091,736**
Impact of correction of errors (refer note 36)	-	-	-	(30,374,615)	**(30,374,615)**	-	(30,374,615)
Other comprehensive income, net of income tax							
Foreign currency translation differences	-	-	845,429	-	**845,429**	-	**845,429**
Remeasurement of defined benefit obligation	-	-	-	-	-	-	-
Total comprehensive income for the period (restated) :	-	-	**845,429**	**49,543,226**	**50,388,655**	**173,895**	**50,562,550**
Balance at June 30, 2016 (restated)	**226,268,900**	**3,548,993,510**	**(14,678,886)**	**1,830,760,439**	**5,591,343,963**	**9,188,979**	**5,600,532,942**
Balance at April 1, 2017	**226,268,900**	**3,548,993,510**	**(27,459,191)**	**2,140,855,230**	**5,888,658,449**	**31,071,112**	**5,919,729,560**
Total comprehensive income for the period :							
Profit for the period	-	-	-	118,902,049	**118,902,049**	(24,010,392)	**94,891,657**
Other comprehensive income, net of income tax							
Foreign currency translation differences	-	-	(495,693)	-	**(495,693)**	(138,898)	**(634,591)**
Remeasurement of defined benefit asset	-	-	-	-	-	-	-
Total comprehensive income for the period :	-	-	**(495,693)**	**118,902,049**	**118,406,356**	**(24,149,290)**	**94,257,066**
Balance at June 30, 2017	**226,268,900**	**3,548,993,510**	**(27,954,884)**	**2,259,757,279**	**6,007,064,805**	**6,921,822**	**6,013,986,626**
US $ (Refer Note 2(c))	**3,501,530**	**54,920,977**	**(432,604)**	**34,969,936**	**92,959,839**	**107,116**	**93,066,955**